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                                                                   EXHIBIT 10.18



                           LONE STAR INDUSTRIES, INC.

                             SUPPLEMENTAL EXECUTIVE
                                 RETIREMENT PLAN






                             EFFECTIVE JULY 16, 1996
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                           LONE STAR INDUSTRIES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                TABLE OF CONTENTS
                                                                         Section
ARTICLE I - DEFINITIONS

         Accrued Benefit....................................................1.1
         Actuarial Equivalent or Actuarially Equivalent Basis...............1.2
         Annuity Starting Date..............................................1.3
         Beneficiary........................................................1.4
         Board of Directors.................................................1.5
         Change of Control..................................................1.6
         Code...............................................................1.7
         Committee..........................................................1.8
         Company............................................................1.9
         Deferred Compensation Benefit.....................................1.10
         Eligibility Service...............................................1.11
         ERISA.............................................................1.12
         Freeze Date.......................................................1.13
         Lone Star.........................................................1.14
         Lone Star Salaried Pension Plan...................................1.15
         Participant.......................................................1.16
         Plan..............................................................1.17
         Plan Year.........................................................1.18
         Subsidiary........................................................1.19
         Voting Securities.................................................1.20

ARTICLE II - ELIGIBILITY

         Initial Eligibility................................................2.1
         Frozen Participation...............................................2.2
         Renewed Eligibility................................................2.3

ARTICLE III - DEFERRED COMPENSATION BENEFIT

         Entitlement to Deferred Compensation Benefit.......................3.1
         Form and Time of Payment...........................................3.2
         Calculation of Deferred Compensation Benefit.......................3.3

ARTICLE IV - PROVISIONS RELATING TO ALL BENEFITS

         This Article Controls Other Plan Provisions........................4.1
         Termination of Employment..........................................4.2
         Expenses Incurred in Enforcing the Plan............................4.3
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                                                                         Section
ARTICLE V - ADMINISTRATION

         Committee Appointment..............................................5.1
         Committee Organization and Voting..................................5.2
         Powers of the Committee............................................5.3
         Committee Discretion...............................................5.4
         Reimbursement of Expenses..........................................5.5
         Administrator......................................................5.6

ARTICLE VI - ADOPTION BY SUBSIDIARIES

         Procedure For and Status After Adoption............................6.1
         Termination of Participation By Adopting Subsidiary................6.2

ARTICLE VII - AMENDMENT AND/OR TERMINATION

         Amendment or Termination of the Plan...............................7.1
         No Retroactive Effect on Awarded Benefits..........................7.2
         Effect of Termination..............................................7.3

ARTICLE VIII - FUNDING

         Payments Under This Plan are the Obligation
           of the Company...................................................8.1
         Plan May Be Funded Through Life Insurance
           Owned by the Company.............................................8.2
         Participants Must Reply Only on General
            Credit of the Company...........................................8.3

ARTICLE IX - MISCELLANEOUS

         Responsibility for Distributions and Withholding of Taxes..........9.1
         Limitation of Rights...............................................9.2
         Facility of Payment Rules..........................................9.3
         Nonalienation of Benefits..........................................9.4
         Reliance Upon Information..........................................9.5
         Severability.......................................................9.6
         Notice.............................................................9.7
         Gender and Number..................................................9.8
         Governing Law......................................................9.9
         Headings..........................................................9.10
         Claims and Appeals Procedures.....................................9.11
         Enforceable Contract..............................................9.12
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                           LONE STAR INDUSTRIES, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         WHEREAS, Lone Star Industries, Inc. ("Lone Star") previously established the Lone Star Industries, Inc. Supplemental Executive Retirement Plan (the "SERP") to provide certain highly compensated management personnel a supplement to their retirement pay so as to retain their loyalty and to offer a further incentive to them to maintain and increase their standard of performance; and

         WHEREAS, Lone Star retained the right in Section 7.1 of the SERP to amend the SERP from time to time; and

         WHEREAS, Lone Star has determined to completely amend and restate the SERP as provided herein; NOW,

         NOW, THEREFORE, the Lone Star Industries, Inc. Supplemental Executive Retirement Plan is amended and restated to provide as follows:

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                                    ARTICLE I

                                   DEFINITIONS



         1.1      ACCRUED BENEFIT.

                      (a) PENSION ACCRUED BENEFIT. "Pension Accrued Benefit"
              means as of any given date the Participant's accrued benefit as determined under Section 2.1 (or any successor provision) of the Lone Star Salaried Pension Plan, as in effect on that date.

                      (b) SERP ACCRUED BENEFIT. "SERP Accrued Benefit" means as
              of any given date the Deferred Compensation Benefit determined under Section 3.3 of this Plan as of that date.

              Both the Pension Accrued Benefit and the SERP Accrued Benefit shall be determined using the actuarial factors used as of that date to compute benefits under the Lone Star Salaried Pension Plan. If there is no Lone Star Salaried Pension Plan, then the actuarial factors to be used shall be those actuarial factors as are selected by the actuarial firm, which last serviced the Lone Star Salaried Pension Plan prior to its termination or merger, as being then appropriate had the Lone Star Salaried Pension Plan remained in existence at its last level of benefits and with its last participant census.

              1.2 ACTUARIAL EQUIVALENT OR ACTUARIALLY EQUIVALENT BASIS. "Actuarial Equivalent" or "Actuarially Equivalent Basis" means an equality in value of the aggregate amounts expected to be received under different forms of payment based on the same mortality and interest assumptions. For this purpose, the mortality and interest rate assumptions used in computing benefits under the Lone Star Salaried Pension Plan will be used. If there is no Lone Star Salaried Pension Plan, then the actuarial assumptions to be

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used will be those used to compute benefits under the successor qualified defined benefit plan, if any, but if there is no successor qualified defined benefit plan, the actuarial assumptions will be those last used to compute benefits under the Lone Star Salaried Pension Plan or any successor qualified defined benefit plan.

              1.3 ANNUITY STARTING DATE. "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity under the Lone Star Salaried Pension Plan, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to a benefit under the Lone Star Salaried Pension Plan.

              1.4 BENEFICIARY.  "Beneficiary" means

                      (a) the Participant's surviving spouse, if any; and for
              this purpose, a surviving former spouse of the Participant shall be treated as the Participant's surviving spouse and any spouse of the Participant shall not be treated as the Participant's surviving spouse to the extent required by a qualified domestic relations order under Section 206(d) of ERISA; or

                      (b) if the Participant has no surviving spouse, the
              person, trust or other entity (or any combination of persons, trusts or other entities) designated by the Participant to receive any amount distributed under this Plan upon the death of the Participant before a Deferred Compensation Benefit becomes payable to him under Section 3.2; or, if none,

                      (c) the Participant's estate.

              1.5 BOARD OF DIRECTORS. "Board of Directors" means the Board of Directors of Lone Star.

              1.6 CHANGE OF CONTROL. "Change of Control" shall mean and be deemed to have occurred upon the occurrence of any one of the following events:

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                      (a) Any acquisition by any individual, entity or group
              (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares of common stock of Lone Star ("LSI Common Stock") and/or other voting securities of Lone Star entitled to vote generally in the election of directors ("Outstanding LSI Voting Securities") after which acquisition such individual, entity or group is the beneficial owner of twenty percent (20%) or more (or, with respect to any 20% or more holder prior to such acquisition, any acquisition by such 20% holder of 1% or more) of either (i) the then outstanding shares of LSI Common Stock or (ii) the Outstanding LSI Voting Securities; excluding, however, the following:

                               (iii) (A) any acquisition of LSI Common Stock or
                      Outstanding LSI Voting Securities by Lone Star; (B) any acquisition of LSI Common Stock or Outstanding LSI Voting Securities by an employee benefit plan (or related trust) sponsored or maintained by Lone Star or by any of its subsidiaries; or (C) any acquisition of LSI Common Stock or Outstanding LSI Voting Securities by any corporation pursuant to a reorganization, merger, consolidation or similar corporate transaction (in each case, a "Corporate Transaction") if the conditions described in Section 1.6(c)(i)-(iii) below are satisfied; or

                               (iv) any transaction in which the Chief Executive
                      Officer and the President of Lone Star (both as of September 1, 1996, and subject to health related availability) (A) retain their current positions with the surviving company immediately after such transaction and
                      (B) will immediately after such transaction beneficially own an aggregate (for both such executives), directly or indirectly (including, without limitation, ownership by family members, trusts or foundations for or controlled by family members), of more than 5% of either the (I) then outstanding shares or common stock of the surviving company and/or (II) the other voting securities of the surviving company entitled to vote generally in the election of directors (any transaction under this Section 1.6(a)(iv) is hereinafter referred to as a "Management Event").

                      (b) A change in composition of the Board of Directors
              (other than in connection with a Management Event) such that the individuals who, as of September 1, 1996, comprise a class of

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              directors of the Board of Directors (the members of each class of directors of the Board of Directors as September 1, 1996, shall be hereinafter referred to as an "Incumbent Class" and the members of all of the Incumbent Classes shall be hereinafter collectively referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the class; provided, however, for purposes of this Section 1.6(b), that any individual who becomes a member of an Incumbent Class subsequent to September 1, 1996, whose election, or nomination for election by Lone Star stockholders, was approved in advance or contemporaneously with such election by a vote of at least a majority of those individuals who are members of the Incumbent Board and a majority of those individuals who are members of such Incumbent Class (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Class; and provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors or an actual or threatened tender offer for Lone Star shares or similar transaction or other contest for corporate control (other than a tender offer by Lone Star) shall not be so considered as a member of the Incumbent Class; or

                      (c) The approval by Lone Star stockholders of a Corporate
              Transaction or, if consummation of such Corporate Transaction is subject, at the time of the approval by Lone Star stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); excluding, however, a Management Event or a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding shares of LSI Common Stock and Outstanding LSI Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than eighty percent (80%) of, respectively, the outstanding shares of common stock of the corporation resulting from that Corporate Transaction and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors; (ii) no Person (other than Lone Star, any employee benefit plan (or related trust) sponsored or maintained by Lone Star or by any of its subsidiaries or by the corporation resulting from such Corporate Transaction, or any Person

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              beneficially owning, immediately prior to such Corporate
              Transaction, directly or indirectly, twenty percent (20%) or more of the outstanding shares of LSI Common Stock or Outstanding LSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors; and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of board of directors of the corporation resulting from such Corporate Transaction; or

                      (d) The approval of Lone Star stockholders of (i) a
              complete liquidation or dissolution of Lone Star, or (ii) the sale or other disposition of all or substantially all of the assets of Lone Star; excluding, however, such a sale or other disposition to a corporation (A) in connection with a Management Event or (B) with respect to which following such sale or other disposition,

                               (I) more than eighty percent (80%) of,
                      respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding shares of LSI Common Stock and Outstanding LSI Voting Securities immediately prior to such sale or other disposition;

                               (II) no Person (other than Lone Star and any
                      employee benefit plan (or related trust) sponsored or maintained by Lone Star or any of its subsidiaries or by such acquiring corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty percent (20%) or more of the outstanding shares of LSI Common Stock or Outstanding LSI Voting Securities, as the case may be) will beneficially own, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; and

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                               (III) individuals who were members of the
                      Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

              1.7 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

              1.8 COMMITTEE. "Committee" means the persons who are from time to time serving as members of the committee administering this Plan.

              1.9 COMPANY. "Company" means Lone Star Industries, Inc. and any of its subsidiary companies.

              1.10 DEFERRED COMPENSATION BENEFIT. "Deferred Compensation Benefit" means the benefit payable to or on behalf of a Participant under the terms of this Plan.

              1.11 ELIGIBILITY SERVICE. "Eligibility Service" means service with Lone Star and its Subsidiaries for which the Participant is awarded credit under the Lone Star Salaried Pension Plan for vesting purposes. If the Participant is terminated under circumstances which qualify him for a total disability benefit under the Lone Star Salaried Pension Plan, Eligibility Service shall continue to be awarded for vesting purposes only until the Participant attains 65, unless the Participant is terminated for total disability while the Participant's participation in this Plan is frozen, in which case no additional Eligibility Service shall be awarded.

              1.12 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

              1.13 FREEZE DATE. "Freeze Date" means the last day of the Plan Year prior to

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the Plan Year during which a Participant initially became ineligible to continue to participate in this Plan, as provided in Section 2.2.

              1.14 LONE STAR. "Lone Star" means the Lone Star Industries, Inc., the sponsor of this Plan.

              1.15 LONE STAR SALARIED PENSION PLAN. "Lone Star Salaried Pension Plan" means the Lone Star Industries, Inc. Salaried Employees' Pension Plan, as amended from time to time, a defined benefit plan qualified under Section 401(a) of the Code.

              1.16 PARTICIPANT. "Participant" means an employee of a Company who is eligible for and is participating in the Plan, or a former employee of a Company who has a SERP Accrued Benefit under this Plan.

              1.17 PLAN. "Plan" means the Lone Star Industries, Inc. Supplemental Executive Retirement Plan set forth in this document, as amended from time to time.

              1.18 PLAN YEAR. "Plan Year" means a one year period which coincides with the fiscal year of the Lone Star Salaried Pension Plan.

              1.19 SUBSIDIARY. "Subsidiary" means any wholly owned subsidiary of Lone Star.

              1.20 VOTING SECURITIES. "Voting Securities" means any security which ordinarily possesses the power to vote in the election of the Board of Directors without the happening of any precondition or contingency.

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                                   ARTICLE II

                                   ELIGIBILITY



              2.1 INITIAL ELIGIBILITY. Any employee of any Company who is designated by either the Board of Directors or the Compensation and Stock Option Committee of the Board of Directors as a member of a select group of management or highly compensated employees shall be eligible to participate in this Plan. However, William M. Troutman and John J. Martin are not eligible to participate in this Plan.

              2.2 FROZEN PARTICIPATION. If an employee who is a Participant later becomes ineligible to continue to participate his SERP Accrued Benefit will be frozen as of the day before the day he becomes ineligible to continue to participate in this Plan. He will become entitled to that frozen SERP Accrued Benefit when he fulfills the requirements of Section 3.1, in which case his frozen SERP Accrued Benefit will be payable at the time and in the form set out in Section 3.2.

              2.3 RENEWED ELIGIBILITY. If an employee who is a Participant becomes ineligible to continue to participate but remains employed by a Company and then later again becomes eligible to participate, the Participant shall be treated for all purposes as though he had not had his participation interrupted. Thereafter he will become entitled to benefits as before when he fulfills the requirements of Section 3.1.

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                                   ARTICLE III

                          DEFERRED COMPENSATION BENEFIT



              3.1 ENTITLEMENT TO DEFERRED COMPENSATION BENEFIT. The Participant shall become entitled to a Deferred Compensation Benefit as of whichever of the following dates occurs first:

                      (a) CHANGE OF CONTROL: the date of a Change of Control at
              which time the Participant shall be fully vested in his SERP Accrued Benefit, whether or not he is fully vested in his Pension Accrued Benefit;

                      (b) PLAN TERMINATION: the date the Board of Directors
              terminates the Plan at which time the Participant shall be fully vested in his SERP Accrued Benefit whether or not he is fully vested in his pension accrual benefit.

                      (c) BENEFIT ENTITLEMENT UNDER THE LONE STAR SALARIED
              PENSION PLAN: the date the Participant becomes fully vested in his benefit under the Lone Star Salaried Pension Plan, or becomes entitled to a disability retirement benefit under the Lone Star Salaried Pension Plan (unless he later becomes ineligible for the disability benefit).

              The Participant's Beneficiary shall become entitled to a Deferred Compensation Benefit as of the date of the Participant's death (and the Participant shall not be entitled to a Deferred Compensation Benefit) if the Participant dies before his Annuity Starting Date, whether or not the Participant is vested in his benefit under the Lone Star Salaried Pension Plan.

              3.2 FORM AND TIME OF PAYMENT. The Deferred Compensation Benefit shall be payable in a lump sum distribution as of whichever of the following dates occurs first (the "Payment Date"):

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                      (a) CHANGE OF CONTROL OR PLAN TERMINATION: simultaneously
              with or prior to the date of a Change of Control, (it being specifically agreed that any bonuses or salary being paid as a result of the change of control, whether paid prior to, on or after the date of the consummation of the change of control, shall be included in the calculation of the deferred compensation benefit hereunder) and or termination of the Plan by the Board of Directors, whichever occurs first (but not more than fifteen (15) days prior to the change of control or Plan termination, whichever occurs first);

                      (b) DEATH: as soon as practicable after the Participant's
              death, if the Participant dies before his Annuity Starting Date;

                      (c) BENEFIT COMMENCEMENT UNDER THE LONE STAR SALARIED
              PENSION PLAN: otherwise, on the Participant's Annuity Starting Date under the Lone Star Salaried Pension Plan.

              The Company shall pay the entire Deferred Compensation Benefit to the Participant or to the Participant's Beneficiary, subject to the same conditions and limitations as are set out in the Lone Star Salaried Pension Plan, except as otherwise provided in this Plan. Should there be any dispute about the proper commencement date for benefit payments under the Lone Star Salaried Pension Plan, the resolution of that dispute for purposes of the Lone Star Salaried Pension Plan shall be conclusively deemed to be the resolution of that same dispute for purposes of this Plan.

              3.3 CALCULATION OF DEFERRED COMPENSATION BENEFIT. The Deferred Compensation Benefit payable to or on behalf of the Participant, shall be the Lump Sum Value as of the Participant's Payment Date of the excess of (a) over
(b), where:

                      (a) is the Participant's Pension Accrued Benefit as of his
              Payment Date, or in the case of a Participant with a frozen SERP Accrued Benefit, as of his Freeze Date, computed, however,

                           (i) without taking into account the limitation on
                      compensation set out in Code Section 401(a)(17); and

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                           (ii) by taking into account all bonuses paid to the
                      Participant by the Company after July 16, 1996.

                      (b) is the Participant's Pension Accrued Benefit as of
              that same date, computed under the terms and provisions of the Lone Star Salaried Pension Plan as then in effect.

              The Lump Sum Value as of the Participant's Payment Date of the excess of (a) over (b) shall be determined as follows.

                      (c) First, the two Pension Accrued Benefits under (a) and
              (b) above will each be converted to a benefit payable at the earliest retirement age then possible for the Participant under the Lone Star Salaried Pension Plan (his "ERATP"). This conversion will be accomplished:

                           (i) in the case of a Deferred Compensation Benefit
                      payable under Section 3.2(a), (c) or (d) to a Participant with at least 10 years of Eligibility Service and whose ERATP precedes his 62nd birthday, by reducing each such Pension Accrued Benefit by 1/12 of 5% for each complete month by which the Participant's ERATP precedes his 62nd birthday; and

                           (ii) otherwise, by converting each such Pension
                      Accrued Benefit to its Actuarial Equivalent as of the Participant's ERATP.

                      (d) Second, the excess of (a) over (b), reduced or
              converted as described above, shall be determined.

                      (e) Third, the Lump Sum Value of this excess as of the
              Participant's Payment Date shall then be computed using either

                           (i) the mortality and interest rate assumptions
                      specified in Part I of Appendix C (or any successor provision) of the Lone Star Salaried Pension Plan, or

                           (ii) the mortality and interest rate assumptions
                      specified in Part II of Appendix C (or any successor provision) of the Lone Star Salaried Pension Plan,

              whichever provides the greater benefit.

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                                   ARTICLE IV

                       PROVISIONS RELATING TO ALL BENEFITS



              4.1 THIS ARTICLE CONTROLS OTHER PLAN PROVISIONS. The provisions of this Article will control over all other provisions of this Plan.

              4.2 TERMINATION OF EMPLOYMENT. Termination of employment for any reason prior to the Participant's vesting under Section 3.1 will cause the Participant and all Beneficiaries holding under the Participant to forfeit all interest in and under this Plan.

              4.3 EXPENSES INCURRED IN ENFORCING THE PLAN. The Company shall pay a Participant, or a deceased Participant's Beneficiary, for all legal fees and expenses incurred in seeking to obtain or enforce any benefit provided by this Plan.

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                                    ARTICLE V

                                 ADMINISTRATION



              5.1 COMMITTEE APPOINTMENT. The Committee will be appointed by the Board of Directors. The Committee shall be comprised of the Company's President and Chief Operating Officer; the Company's Vice President, General Counsel and Secretary; the Company's Vice President, Personnel and Labor Relations and the Company's Vice President and Chief Financial Officer, who shall serve until they resign or are removed by the Board of Directors. Any member of the Committee may resign by giving at least 30 days written notice to the Chairman of the Board of Directors. The Board of Directors may remove any member of the Committee by written notice, which removal shall be effective as of the date specified in the notice, and appoint one or more replacement or additional Committee members from time to time. The Board of Directors is not required to give any advance notice of such removal.

              5.2 COMMITTEE ORGANIZATION AND VOTING. The Committee will select from among its members a chairman who will preside at all of its meetings and will elect a secretary without regard to whether that person is a member of the Committee. The secretary will keep all records, documents and data pertaining to the Committee's supervision and administration of this Plan. A majority of the members of the Committee will constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting will decide any question brought before the meeting. In addition, the Committee may decide any question by vote, taken without a meeting, of a

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majority of its members. A member of the Committee who is also a Participant will not vote or act on any matter relating solely to himself.

              5.3 POWERS OF THE COMMITTEE. The Committee will have the exclusive responsibility for the general administration of this Plan according to the terms and provisions of this Plan and will have all powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

                      (a) to make rules and regulations for the administration
              of this Plan;

                      (b) to construe all terms, provisions, conditions and
              limitations of this Plan;

                      (c) to correct any defect, supply any omission or
              reconcile any inconsistency that may appear in this Plan in the manner and to the extent it deems expedient to carry this Plan into effect for the greatest benefit of all parties at interest;

                      (d) to resolve all controversies relating to the
              administration of this Plan, including but not limited to:

                               (i) differences of opinion arising between the
                      Company and a Participant except when the difference of opinion relates to the entitlement to, the amount of or the method or timing of payment of a benefit affected by a Change of Control, in which event it shall be decided by judicial action; and

                              (ii) any question it deems advisable to determine
                      in order to promote the uniform administration of this Plan for the benefit of all parties at interest; and

                      (e) to delegate to the Company's principal employee
              benefits manager and his staff, or to the Company's Treasurer and his staff, or to both, any of the Committee's duties and powers, whether discretionary or ministerial, and to delegate to any officer or employee, or to any other agent with suitable knowledge and experience, any of

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              its ministerial duties and powers. Any such delegation shall be accomplished by resolution of the Committee, with written notice thereof given to the person or persons to whom the duties and powers are delegated. Any such delegation may be canceled or modified in the same manner at any time.

              5.4 COMMITTEE DISCRETION. The Committee in exercising any power or authority granted under this Plan or in making any determination under this Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Subject to the terms of this Plan, any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties. The Committee's decision shall never be subject to de novo review. Notwithstanding the foregoing, the Committee's decisions, refraining to act or acting is to be subject to judicial review for those incidents occurring during the Plan Year in which a Change of Control occurs and during the next three succeeding Plan Years.

              5.5 REIMBURSEMENT OF EXPENSES. The Committee members will serve without compensation for their services but will be reimbursed by Lone Star for all expenses properly and actually incurred in the performance of their duties under this Plan.

              5.6 ADMINISTRATOR. For all purposes of ERISA, the administrator of the Plan is Lone Star Industries, Inc. The administrator has the final responsibility for compliance with all reporting and disclosure requirements imposed under all applicable federal or state laws and regulations.

                                   ARTICLE VI

                            ADOPTION BY SUBSIDIARIES



              6.1 PROCEDURE FOR AND STATUS AFTER ADOPTION. Any Subsidiary may, with the approval of the Committee, adopt this Plan by appropriate action of its board of directors. The terms of this Plan will apply separately to each Subsidiary adopting this Plan and its Participants in the same manner as is expressly provided for Lone Star and its Participants except that the powers of the Board of Directors and the Committee under this Plan will be exercised by the Board of Directors of Lone Star alone. Each Company will bear the cost of providing Deferred Compensation Benefits under this Plan for its own Participants. Lone Star will initially pay the costs of the Plan each Plan Year. However, each adopting Subsidiary will then be billed back for the actuarially determined costs pertaining to it in accordance with the appropriate Financial Accounting Standards Board pronouncements. It is intended that the obligation of Lone Star and each Subsidiary with respect to its Participants will be the sole obligation of the Company that is employing the Participant and will not bind any other Company.

              6.2 TERMINATION OF PARTICIPATION BY ADOPTING SUBSIDIARY. Any Subsidiary adopting this Plan may, by appropriate action of its board of directors, terminate its participation in this Plan. The Committee may, in its discretion, also terminate a Subsidiary's participation in this Plan at any time. The termination of the participation in this Plan by a Subsidiary will not, however, affect the rights of any Participant who is working or has worked for the Subsidiary as to benefits previously accrued by the Participant under this Plan without his consent.

                                   ARTICLE VII

                          AMENDMENT AND/OR TERMINATION



              7.1 AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors, or the Committee as its delegatee, may amend this Plan at any time by an instrument in writing without the consent of any Participant or Company. The Board of Directors may delegate its authority to approve ministerial Plan amendments to the Committee. Any such delegation shall be made by resolution of the Board of Directors with written notice of the delegation provided to the Committee. The Board of Directors has the sole right to terminate this Plan at any time by an instrument in writing without the consent of any Participant or Company, except that the Plan shall terminate automatically following a Change of Control.
              7.2 NO RETROACTIVE EFFECT ON AWARDED BENEFITS. No amendment will
(a) affect the rights of any Participant to the retirement benefit provided in
Article III previously accrued by the Participant or (b) will change any Participant's rights under any provision relating to a Change of Control after the date which is six months prior to the first public announcement of a transaction that results in a Change of Control, without the Participant's consent. Subject to clause (b) of the immediately preceding sentence, the Board of Directors retains the right at any time to change in any manner or to discontinue all Deferred Compensation Benefits but only as to benefits that accrue after the later of the date the amendment is adopted or becomes effective.

              7.3 EFFECT OF TERMINATION. If this Plan is terminated no further Deferred Compensation Benefit will accrue. The Deferred Compensation Benefits accrued to the date of termination will be payable within 15 days as provided in Sections 3.1(a) and 3.2(a).

                                  ARTICLE VIII

                                     FUNDING



              8.1 PAYMENTS UNDER THIS PLAN ARE THE OBLIGATION OF THE COMPANY. The Company will pay the benefits due the Participants under this Plan.

              8.2 PLAN MAY BE FUNDED THROUGH LIFE INSURANCE OWNED BY THE COMPANY. It is specifically recognized by both the Company and the Participants that the Company may, but is not required to, purchase life insurance so as to accumulate assets sufficient to fund the obligations of the Company under this Plan. Should the Company do so, no Participant will have any right to any such policy.

              8.3 PARTICIPANTS MUST RELY ONLY ON GENERAL CREDIT OF THE COMPANY. It is also specifically recognized by both the Company and the Participants that this Plan is only a general corporate commitment and that each Participant must rely upon the general credit of the Company for the fulfillment of its obligations under this Plan. Under all circumstances the rights of Participants to any asset held by the Company will be no greater than the rights expressed in this Plan. Nothing contained in this Plan will constitute a guarantee by the Company that the assets of the Company will be sufficient to pay any Deferred Compensation Benefit under this Plan or would place the Participant in a secured position ahead of general creditors of the Company. The Plan does not create any lien, claim, encumbrance, right, title or other interest of any kind in any Participant in any asset held by the Company or designated to be used for payment of any of its obligations created in this Plan. No policy or other specific asset of the Company has been or will be set aside, transferred to any trust or pledged for the performance of the Company's obligations under this Plan in any way which would remove the policy or asset from being subject to the general creditors of the Company.

                                   ARTICLE IX

                                  MISCELLANEOUS



              9.1 RESPONSIBILITY FOR DISTRIBUTIONS AND WITHHOLDING OF TAXES. The Committee will furnish information to the Company last employing the Participant concerning the amount and form of distribution to any Participant entitled to a distribution so that the Company may make the distribution required. It will also calculate the deductions from the amount of the benefit paid under this Plan for any taxes required to be withheld by federal, state or local government and will cause them to be withheld. If a Participant has accrued a benefit under this Plan while in the service of more than one Company, each Company for which the Participant was working will reimburse the disbursing agent for the amount attributable to the benefit earned while the Participant was in the Eligibility Service of that Company if it has not already provided that funding to the disbursing agent.

              9.2 LIMITATION OF RIGHTS. Nothing in this Plan will be construed:

                      (a) to give a Participant any right with respect to any
              benefit except in accordance with the terms of this Plan;

                      (b) to limit in any way the right of the Company to
              terminate a Participant's employment with the Company at any time;

                      (c) to evidence any agreement or understanding, expressed
              or implied, that the Company will employ a Participant in any particular position or for any particular remuneration; or

                      (d) to give a Participant or any other person claiming
              through him any interest or right under this Plan other than that of an unsecured general creditor of the Company.

              9.3 FACILITY OF PAYMENT RULES. Should a Participant become incompetent or should a Participant designate a Beneficiary who is a minor or incompetent, the Committee is authorized to pay the Deferred Compensation Benefit to the guardian of the incompetent Participant, or to the parent or guardian of the minor, or directly to the minor or to apply those funds for the benefit of the incompetent Participant or minor in any manner the Committee determines in its sole discretion. If a Deferred Compensation Benefit is payable to the Participant under Section 3.2 at his death, the Deferred Compensation Benefit shall be paid to the Participant's Beneficiary.

              9.4 NONALIENATION OF BENEFITS. No right or benefit provided in this Plan shall be transferable by the Participant. No right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, except as provided in a qualified domestic relations order under Section 206(d) of ERISA ("QDRO") specifically naming this Plan, and any other attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same will be void. No right or benefit under this Plan will in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under this Plan, other than pursuant to a QDRO, that right or benefit shall, in the discretion of the Committee, cease. In that event, the Committee may have the Company hold or apply the right or benefit or any part of it to the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but the Committee is not required to have the Company do so.

              9.5 RELIANCE UPON INFORMATION. The Committee will not be liable for any decision or action it takes in good faith in connection with its administration of this Plan. Without limiting the generality of the foregoing, any decision or action taken by the Committee when it relies upon information supplied it by any officer of the Company, the Company's legal counsel, the Company's actuary, the Company's independent accountants or other advisors in connection with the administration of this Plan will to that extent be deemed to have been taken in good faith.

              9.6 SEVERABILITY. If any term, provision, covenant or condition of this Plan is held to be invalid, void or otherwise unenforceable, the rest of this Plan will remain in full force and effect and will in no way be affected, impaired or invalidated.

              9.7 NOTICE. Any notice or filing required or permitted to be given to the Committee or a Participant will be sufficient if it is in writing and is either hand-delivered or sent by U.S. mail to the principal office of the Company or to the residential mailing address of the Participant. Notice will be deemed to be given as of the date of in-hand delivery or if delivery is by mail, as of the date shown on the postmark.

              9.8 GENDER AND NUMBER. If the context requires it, words of one gender when used in this Plan will include the other gender, and words used in the singular or plural will include the other.

              9.9 GOVERNING LAW. The Plan will be construed, administered and governed in all respects by the laws of the State of Delaware.

              9.10 HEADINGS. The headings in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan's provisions.

              9.11 CLAIMS AND APPEALS PROCEDURES. When a Deferred Compensation Benefit is due, the Participant or Beneficiary ("claimant") should submit a claim to the personnel or other office of the Company designated by the Committee to receive claims. That office shall provide the information and forms necessary to enable the claimant to submit a claim for benefits.

                      (a) Disputes: In the event a claim is denied, or in the
              event no action is taken on the claim within 90 days, specific procedures are available to insure that the claimant's side of the dispute is given full consideration. If the Committee notifies the claimant in writing during the initial 90-day period, the period may be extended for a period up to 180 days after the initial receipt of the claim.

                               (i) First, the claimant shall be notified of a
                      denial as soon as possible after receipt of a claim. This notice shall set forth the specific reasons for the denial. It shall also explain the claim review procedure under the Plan.

                               (ii) Second, a claimant is entitled to a full
                      review of his claim after he has been notified of a denial. A claimant desiring a review must make a written request to the Committee requesting a review. The written request may include whatever comments or arguments the Participant wishes to submit. During the review, the claimant may represent himself or appoint a representative to do so and shall have the right to inspect all documents pertaining to the issue.

                      (b) Deadline For Requesting Review of Denied Claim: A
              request for a review must be filed with the Committee within 90 days after the claim for benefits was first denied. Otherwise, a review cannot be granted and the denial of benefits shall be final.

                      (c) Rendering of Decision By Committee:

                           (i) The Committee shall render its decision within 60
                      days after receipt of the request for review.

                           (ii) In the event special circumstances require an
                      extension of time, the decision shall be rendered no later than 120 days after the receipt of the request.

                           (iii) The decisions of the Committee shall be in
                      writing. They shall include specific reasons for whatever action has been taken, and shall include specific references to the Plan provisions on which the decision is based.

              9.12 ENFORCEABLE CONTRACT. The Company and the Board of Directors intend that this Plan constitutes an enforceable contract between the Company and each Participant and the Company and the Board of Directors intend to vest rights in each Participant as a third party beneficiary. In order to advise the Participants of these rights, a copy of the Plan and any amendments thereto shall be delivered to each Participant.

              IN WITNESS WHEREOF, the Company has executed this document on this 5th day of March, 1997, effective as of July 1, 1996.


                                             LONE STAR INDUSTRIES, INC.



                                             By  /s/ William M. Troutman
                                                ________________________________


                                             Title: President and Chief
                                                   ____________________________
                                                     Operating Officer